Exhibit 99.2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jack L. Howard signing singly, the undersigned’s true and lawful attorney-in-fact to:

1.           Execute for and on behalf of the undersigned all documents relating to the business of Steel Partners Holdings L.P. including, but not limited to, all filings with the Securities and Exchange Commission, any stock exchange and any other regulatory, administrative or similar authority, and all memoranda, correspondence, communications or the like, except that such attorney-in-fact shall have no power to execute any document that has the effect of creating a financial commitment or financial obligation of Steel Partners Holdings L.P. or its affiliates.

2.           Do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such document with the appropriate authority.

3.           Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with any rules or regulations including federal securities laws.

This Power of Attorney shall remain in full force and effect until December 31, 2012 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of December, 2011.

/s/ Warren G. Lichtenstein
WARREN G. LICHTENSTEIN

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints James F. McCabe, Jr. signing singly, the undersigned’s true and lawful attorney-in-fact to:

1.           Execute for and on behalf of the undersigned all documents relating to the business of Steel Partners Holdings L.P. including, but not limited to, all filings with the Securities and Exchange Commission, any stock exchange and any other regulatory, administrative or similar authority, and all memoranda, correspondence, communications or the like, except that such attorney-in-fact shall have no power to execute any document that has the effect of creating a financial commitment or financial obligation of Steel Partners Holdings L.P. or its affiliates.

2.           Do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such document with the appropriate authority.

3.           Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with any rules or regulations including federal securities laws.

This Power of Attorney shall remain in full force and effect until December 31, 2012 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of December, 2011.

/s/ Warren G. Lichtenstein
WARREN G. LICHTENSTEIN

POWER OF ATTORNEY

Know all by these presents, that each of the undersigned hereby constitutes and appoints Sanford Antignas signing singly, the undersigned’s true and lawful attorney-in-fact to:

1.           Execute for and on behalf of the undersigned all documents relating to the business of Steel Partners Holdings L.P. including, but not limited to, all filings with the Securities and Exchange Commission, any stock exchange and any other regulatory, administrative or similar authority, and all memoranda, correspondence, communications or the like, except that such attorney-in-fact shall have no power to execute any document that has the effect of creating a financial commitment or financial obligation of Steel Partners Holdings L.P. or its affiliates.

2.           Do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such document with the appropriate authority.

3.           Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with any rules or regulations including federal securities laws.

This Power of Attorney shall remain in full force and effect until December 31, 2012 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of December, 2011.

STEEL PARTNERS HOLDINGS L.P.		SPH GROUP LLC

By:	Steel Partners Holdings GP Inc.	By:	Steel Partners Holdings GP Inc.
	General Partner		Managing Member

By:	/s/ Warren G. Lichtenstein	By:	/s/ Warren G. Lichtenstein
	Warren G. Lichtenstein		Warren G. Lichtenstein
	Chief Executive Officer		Chief Executive Officer

SPH GROUP HOLDINGS LLC		STEEL PARTNERS HOLDINGS GP INC.

By:	Steel Partners Holdings GP Inc.	By:	/s/ Warren G. Lichtenstein
	Manager		Warren G. Lichtenstein
Chief Executive Officer
By:	/s/ Warren G. Lichtenstein
Warren G. Lichtenstein
Chief Executive Officer

/s/ Warren G. Lichtenstein
WARREN G. LICHTENSTEIN

POWER OF ATTORNEY

Know all by these presents, that each of the undersigned hereby constitutes and appoints Steven Wolosky signing singly, the undersigned’s true and lawful attorney-in-fact to:

1.           Execute for and on behalf of the undersigned all documents relating to the business of Steel Partners Holdings L.P. including, but not limited to, all filings with the Securities and Exchange Commission, any stock exchange and any other regulatory, administrative or similar authority, and all memoranda, correspondence, communications or the like, except that such attorney-in-fact shall have no power to execute any document that has the effect of creating a financial commitment or financial obligation of Steel Partners Holdings L.P. or its affiliates.

2.           Do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such document with the appropriate authority.

3.           Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with any rules or regulations including federal securities laws.

This Power of Attorney shall remain in full force and effect until December 31, 2012 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of December, 2011.

STEEL PARTNERS HOLDINGS L.P.		SPH GROUP LLC

By:	Steel Partners Holdings GP Inc.	By:	Steel Partners Holdings GP Inc.
	General Partner		Managing Member

By:	/s/ Warren G. Lichtenstein	By:	/s/ Warren G. Lichtenstein
	Warren G. Lichtenstein		Warren G. Lichtenstein
	Chief Executive Officer		Chief Executive Officer

SPH GROUP HOLDINGS LLC		STEEL PARTNERS HOLDINGS GP INC.

By:	Steel Partners Holdings GP Inc.	By:	/s/ Warren G. Lichtenstein
	Manager		Warren G. Lichtenstein
Chief Executive Officer
By:	/s/ Warren G. Lichtenstein
Warren G. Lichtenstein
Chief Executive Officer

/s/ Warren G. Lichtenstein
WARREN G. LICHTENSTEIN

POWER OF ATTORNEY

Know all by these presents, that each of the undersigned hereby constitutes and appoints Leonard McGill signing singly, the undersigned’s true and lawful attorney-in-fact to:

1.           Execute for and on behalf of the undersigned all documents relating to the business of Steel Partners Holdings L.P. including, but not limited to, all filings with the Securities and Exchange Commission, any stock exchange and any other regulatory, administrative or similar authority, and all memoranda, correspondence, communications or the like, except that such attorney-in-fact shall have no power to execute any document that has the effect of creating a financial commitment or financial obligation of Steel Partners Holdings L.P. or its affiliates.

2.           Do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such document with the appropriate authority.

3.           Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with any rules or regulations including federal securities laws.

This Power of Attorney shall remain in full force and effect until December 31, 2012 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of December, 2011.

STEEL PARTNERS HOLDINGS L.P.		SPH GROUP LLC

By:	Steel Partners Holdings GP Inc.	By:	Steel Partners Holdings GP Inc.
	General Partner		Managing Member

By:	/s/ Warren G. Lichtenstein	By:	/s/ Warren G. Lichtenstein
	Warren G. Lichtenstein		Warren G. Lichtenstein
	Chief Executive Officer		Chief Executive Officer

SPH GROUP HOLDINGS LLC		STEEL PARTNERS HOLDINGS GP INC.

By:	Steel Partners Holdings GP Inc.	By:	/s/ Warren G. Lichtenstein
	Manager		Warren G. Lichtenstein
Chief Executive Officer
By:	/s/ Warren G. Lichtenstein
Warren G. Lichtenstein
Chief Executive Officer

/s/ Warren G. Lichtenstein
WARREN G. LICHTENSTEIN